UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

☑	Filed by the Registrant

☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DORCHESTER MINERALS, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DORCHESTER MINERALS, L.P.

3738 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219

NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS

To Be Held on May 5, 2004

To the Unitholders of Dorchester Minerals:

The Annual Meeting of the Limited Partners of Dorchester Minerals, L.P. will be held at 10:00 a.m. local time on Wednesday, May 5, 2004, at The Dallas Petroleum Club, 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201, for the following purposes:

1.	To elect three managers who will serve on the Board of Managers and be appointed to the Advisory Committee until the 2005 Annual Meeting of Limited Partners; and

2.	To consider any other matters that may properly come before the meeting.

Only holders of record of common units as of the close of business on March 22, 2004 are entitled to notice of, and to vote at, the meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO VOTE USING ONE OF THE VOTING METHODS DESCRIBED IN THE ATTACHED MATERIALS AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Managers of Dorchester Minerals Management GP LLC,

/s/ WILLIAM CASEY MCMANEMIN

William Casey McManemin Chief Executive Officer

March 29, 2004

DORCHESTER MINERALS, L.P.

3738 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219

PROXY STATEMENT

For

ANNUAL MEETING OF LIMITED PARTNERS

To Be Held on May 5, 2004

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to holders of common units in connection with the solicitation of proxies by our Board of Managers for use at the Dorchester Minerals, L.P. 2004 Annual Meeting. Our general partner is Dorchester Minerals Management LP, and its general partner is Dorchester Minerals Management GP LLC. As a result, the Board of Managers of Dorchester Minerals Management GP LLC exercises effective control of us. Dorchester Minerals Management LP is referred to herein as our general partner and Dorchester Minerals Management GP LLC is referred to herein as the general partner of our general partner. The approximate date on which definitive copies of this proxy statement and form of proxy are intended to be released to Unitholders is April 5, 2004.

WHEN AND WHERE IS THE 2004 ANNUAL MEETING?

The 2004 Annual Meeting will be held at 10:00 a.m. local time on Wednesday, May 5, 2004, at The Dallas Petroleum Club, 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201.

WHAT IS THE BOARD OF MANAGERS’ PROPOSAL?

To elect three managers who will serve on the Board of Managers and be appointed to the Advisory Committee.

HOW DOES THE BOARD OF MANAGERS RECOMMEND I VOTE ON THE PROPOSAL?

The Board of Managers recommends a vote FOR each of its nominees to serve on the Board of Managers and Advisory Committee.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

The Board of Managers does not know of any business to be considered at the 2004 Annual Meeting other than the proposal described in this Proxy Statement. However, if any other business is properly presented, your signed proxy card gives authority to the persons named in the proxy to vote on these matters at their discretion.

WHO IS ENTITLED TO VOTE?

Each Unitholder as of the close of business on March 22, 2004, the record date, is entitled to vote at the 2004 Annual Meeting.

HOW MANY UNITS MAY BE VOTED?

As of the record date, 27,040,431 units were outstanding. Each unit entitles its holder to one vote.

WHAT IS A “QUORUM”?

A quorum is a majority of the outstanding units represented in person or by proxy at the 2004 Annual Meeting. There must be a quorum for the 2004 Annual Meeting to be held. If you submit a properly executed proxy card, you will be considered part of the quorum.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

The affirmative vote of holders of a plurality of the outstanding units is required to elect each manager to the Board of Managers.

HOW DO I VOTE?

You may vote by any one of three different methods:

(a)	In Writing. You can vote by marking, signing and dating the enclosed proxy card and returning it in the enclosed envelope. If you return your signed proxy card but do not give instructions as to how you wish to vote, your units will be voted FOR the proposal.

(b)	By Telephone. You can vote by calling the telephone number on the proxy card and following the instructions. Please have the proxy card in hand when calling.

(c)	In Person. You can vote by attending the 2004 Annual Meeting.

Units represented by properly executed proxies that are not revoked will be voted in accordance with the instructions shown on the proxy card. You have the right to revoke your proxy at any time before the 2004 Annual Meeting by:

(a)	Delivering to Dorchester Minerals, L.P., Attn: 2004 Annual Meeting, 3738 Oak Lawn Avenue, Suite 300, Dallas, Texas, 75219, a written revocation;

(b)	Voting in person at the 2004 Annual Meeting; or

(c)	Returning a later-dated proxy card.

Attendance at the 2004 Annual Meeting will not, in and of itself, revoke your proxy.

Unitholders have no dissenters’ rights or rights of appraisal under Delaware law or our Amended and Restated Agreement of Limited Partnership.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If your units are registered differently and/or are in more than one account, you will receive more than one proxy card. Please mark, sign, date and return all of the proxy cards you receive to ensure that all of your units are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Equiserve Trust Company, N.A., at (800) 587-3982.

HOW CAN I VOTE IF MY UNITS ARE HELD IN “STREET NAME”?

If your units are held in the name of your broker, a bank, or other nominee, that party will give you instructions about how to vote your units.

WHO WILL COUNT THE VOTE?

Representatives of Equiserve Trust Company, N.A., our transfer agent and an independent tabulator, will count the votes and act as the inspector of election.

WHERE AND WHEN WILL I BE ABLE TO FIND OUT THE RESULTS OF VOTING?

In addition to announcing the results at the 2004 Annual Meeting, you will also be able to find the results in our Form 10-Q for the first quarter of fiscal 2004, which we will file with the Securities and Exchange Commission in May 2004.

WHO IS BEARING THE COST OF THIS PROXY SOLICITATION?

We are bearing the cost of soliciting proxies for the 2004 Annual Meeting. In addition to using the mail, managers, officers and employees may solicit proxies by telephone, personal interview or otherwise. They will not receive additional compensation for this activity, but may be reimbursed for their reasonable out of pocket expenses. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to Unitholders.

WILL THE INDEPENDENT ACCOUNTANTS ATTEND THE 2004 ANNUAL MEETING?

Representatives of Grant Thornton LLP, our independent accountants for the fiscal year ended December 31, 2003, will attend the 2004 Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

HOW CAN I OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K?

A copy of our 2003 Annual Report on Form 10-K, including the financial statements and financial statement schedules filed therewith is included with this proxy statement. We will provide an additional copy of our 2003 Annual Report on Form 10-K, including the financial statements and financial statement schedules filed therewith, upon written request to Dorchester Minerals, L.P., Attn: 2004 Annual Meeting, 3738 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219. We will furnish a requesting Unitholder with any exhibit not contained therein upon payment of a reasonable fee.

WHEN ARE THE UNITHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF LIMITED PARTNERS DUE?

We presently expect that our next Annual Meeting of Limited Partners will be held on May 4, 2005. Unitholder proposals for inclusion in the proxy materials relating to the 2005 Annual Meeting must be received at our principal executive office at 3738 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219, addressed to our general partner no later than November 26, 2004. In accordance with our Amended and Restated Agreement of Limited Partnership, Unitholders who intend to present a proposal at the 2005 Annual Meeting without inclusion of such proposal in our proxy materials are required to provide notice of such proposal to us no later than March 5, 2005 and Unitholders who intend to nominate a manager for election to the Board of Managers and Advisory Committee are required to provide notice of such proposal to us no later than February 3, 2005. If the date of the 2005 Annual Meeting is changed to a different month, we will advise our Unitholders of the new date for the submission of Unitholder proposals in one of our periodic filings with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common units as of the record date. The information is set forth for (i) each appointed manager, manager nominee and named executive officer of the general partner of our general partner, (ii) all executive officers, manager nominees and appointed managers of the general partner of our general partner as a group, and (iii) all those known by us to be beneficial owners of more than 5% of our common units.

	Beneficial Ownership(1)	Percentage
Name of Beneficial Owner	Number of Units
Named Executive Officers and Managers (2)
William Casey McManemin (3)	4,139,779	15.3%
James E. Raley (4)	14,706	*
H.C. Allen, Jr. (5)	172,555	*
Preston A. Peak (6)	1,577,412	5.8%
Robert C. Vaughn (7)	715,900	2.6%
Buford P. Berry (8)	0	N/A
Frank M. Burke (9)	0	N/A
Rawles Fulgham (10)	180	*
C. W. “Bill” Russell (11)	0	N/A
All executive officers, manager nominees and appointed managers as a group (9 persons)	6,620,532	24.5%
Holders of 5% or More Not Named Above
Red Wolf Partners (12)	3,781,933	14.0%
Energy Trust LLC (13)	9,755,085	36.1%

*	Less than one percent (1%).

(1)	As of record date, there were 27,040,431 common units outstanding.

(2)	Unless otherwise indicated, the business address of each manager and executive officer of the general partner of our general partner is c/o Dorchester Minerals Management GP LLC, 3738 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219.

(3)	Includes 157,573 units held by Mr. McManemin, 23,338 units held by 1307, Ltd., 5,531 units held by SAM Partners Management, Inc., 3,781,933 units held by Red Wolf Partners, 118,180 units held by GARG Oil and 53,224 units held by Smith Allen Oil & Gas, Inc. Mr. McManemin disclaims beneficial ownership of those common units owned by 1307, Ltd., SAM Partners Management, Inc., Red Wolf Partners, GARG Oil and Smith Allen Oil & Gas, Inc. in which he does not have an economic interest but which he may be deemed to beneficially own based on shared voting and investment power. Mr. McManemin is one of the two general partners of 1307, Ltd. and is President of the other general partner of 1307, Ltd. Mr. McManemin is the Vice President and a shareholder of SAM Partners Management, Inc. and Smith Allen Oil & Gas, Inc. Mr. McManemin is the managing general partner of Red Wolf Partners. Mr. McManemin is a general partner of GARG Oil.

(4)	The business address for Mr. Raley is c/o Dorchester Minerals Operating LP, 1919 S. Shiloh Road, Suite 600-LB48, Garland, Texas 75042-8234. All of the units beneficially owned by Mr. Raley are held by the Linda S. Raley Residuary Trust of which he is the trustee.

(5)

Includes 113,800 units held by Mr. Allen, 5,531 units held by SAM Partners Management, Inc. and 53,224 units held by Smith Allen Oil & Gas, Inc. Mr. Allen disclaims beneficial ownership of those common units owned by SAM Partners Management, Inc. and Smith Allen Oil & Gas, Inc. in which he does not have an economic interest but which he may be deemed to beneficially own based on shared voting and investment power. Mr. Allen is the Secretary and a shareholder of SAM Partners Management, Inc. and Smith Allen Oil & Gas, Inc.

(6)	Includes 358,586 units held by the Preston A. Peak FBO Martha Ann Peak Trust, 72 units held by the PA Peak Trust for Mary Lee Peak, 142,396 units held by 4MP Family Limited Partnership, 1,075,458 units held by 4MP Children’s Limited Partnership, and 1,000 units held by Hugoton Nominee, Inc. Mr. Peak disclaims beneficial ownership of those common units owned by the Preston A. Peak FBO Martha Ann Peak Trust, the PA Peak Trust for Mary Lee Peak, 4MP Family Limited Partnership, 4MP Children’s Limited Partnership and Hugoton Nominee, Inc. in which he does not have an economic interest but which he may be deemed to beneficially own based on shared voting and investment power. Mr. Peak is the trustee of the Preston A. Peak FBO Martha Ann Peak Trust and the PA Peak Trust for Mary Lee Peak. Mr. Peak and his spouse are the beneficiaries of the Peak Revocable Living Trust and Mr. Peak is the trustee of the Peak Revocable Living Trust. The Peak Revocable Living Trust is the shareholder of 4MP Corp., which is the general partner of 4MP Family Limited Partnership and 4MP Children’s Limited Partnership. The Peak Revocable Living Trust is also the shareholder of Hugoton Nominee, Inc.

(7)	Includes 553,250 units held by Vaughn Petroleum, Ltd., 8,181 units held by Empire Partners, Ltd., 8,088 units held by the Jack C. Vaughn, Jr. Trust, 8,089 units held by the Robert C. Vaughn Trust, 8,088 units held by the David C. Vaughn Trust, 8,089 units held by the Sharon E. Vaughn Trust and 122,115 units held by Vaughn Petroleum Royalty Partners, Ltd. Mr. Vaughn disclaims beneficial ownership of those common units owned by Vaughn Petroleum, Ltd, Empire Partners, Ltd., the Jack C. Vaughn, Jr. Trust, the Robert C. Vaughn Trust, the David C. Vaughn Trust, the Sharon E. Vaughn Trust, and Vaughn Petroleum Royalty Partners, Ltd. in which he does not have an economic interest but which he may be deemed to own based on shared voting and investment power. Mr. Vaughn is a member of VPL (GP) LLC, the general partner of Vaughn Petroleum, Ltd. Mr. Vaughn is the President of Empire (GP), Inc., the general partner of Empire Partners, Ltd. Mr. Vaughn and his spouse are the shareholders of Empire (GP), Inc. Mr. Vaughn is a co-trustee of the Jack C. Vaughn, Jr. Trust, the Robert C. Vaughn Trust, the David C. Vaughn Trust and the Sharon E. Vaughn Trust. Mr. Vaughn is a member of VPL (GP) LLC, the general partner of Vaughn Petroleum Royalty Partners, Ltd.

(8)	The business address for Mr. Berry is 1700 Pacific Avenue, Suite 3300, Dallas, Texas 75201.

(9)	The business address for Mr. Burke is 5500 Preston Road, Suite 315, Dallas, Texas 75205.

(10)	The business address for Mr. Fulgham is 2121 San Jacinto, Suite 1110, Dallas, Texas 75201. Includes 180 common units held in an Individual Retirement Account for the benefit of Mr. Fulgham.

(11)	The business address for Mr. Russell is Rt 3, Box 30157, Winnsboro, Texas 75494.

(12)	The business address of Red Wolf Partners is c/o William Casey McManemin, 3738 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219.

(13)	The business address of each party is c/o Energy Trust LLC, 551 Fifth Avenue, 37th Floor, New York, New York, 10176. Energy Trust LLC is the investment advisor to various pension funds that beneficially own the securities and Energy Trust LLC has sole voting and dispositive power over such securities. Boston Safe Deposit and Trust Company, as trustee for the Lucent Technologies Inc. Master Pension Trust, and State Street Bank and Trust Company, as trustee for the Long Term Investment Trust, each have an interest in the common units reported by Energy Trust LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our managers, officers and persons who own more than 10% of our common units to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common units. Managers, officers and 10% holders of the common units are required by Securities and Exchange Commission rules and regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, all Section 16(a) filing requirements applicable to our managers, officers and 10% holders were met.

EXECUTIVE COMPENSATION

We were formed in December 2001 but did not conduct any business until February 2003. No officer received any cash or other compensation for services rendered to us in 2002.

Our officers are not paid any compensation for their services as officers of our Partnership. Our officers, generally, serve in the same capacities for our general partner, the general partner of our general partner and for the operating subsidiary of our general partner and may be compensated by the operating subsidiary of our general partner for their service in those capacities. Each of Messrs. McManemin, Raley and Allen received a salary of $96,000 for the year 2003 as approved by the Advisory Committee. Such compensation is borne indirectly by us as a result of our obligation to reimburse our general partner and the operating subsidiary of our general partner for management expenses, subject to the limitation on reimbursement. Messrs. McManemin, Raley and Allen also each received compensation of $13,200 for SEP-IRA contributions. In addition, Mr. McManemin earned a bonus of $25,000 for 2003. The bonus was not paid until 2004.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION POLICY

The general partner’s executive compensation policy is designed to attract, motivate, reward and retain the key executive talent necessary to achieve the Partnership’s business objectives and contribute to the long-term success of the Partnership. In order to meet these goals, the general partner’s compensation policy for its operating subsidiary executive officers focuses primarily on determining appropriate salary levels. To a lesser extent, the general partner’s compensation policy also contemplates performance-based cash bonuses. In determining its recommendations for adjustments to the operating subsidiary officers’ base salaries, the general partner focuses primarily on the scope of each officer’s responsibilities, each officer’s contributions to the Partnership’s success in moving toward its long-term goals during each twelve months period, the accomplishment of goals set by the officer, the general partner’s assessment of the quality of services rendered by the officer, comparison with compensation for officers of comparable companies and an appraisal of the Partnership’s financial position. In certain situations, the general partner may direct its operating subsidiary to also pay cash bonuses, the amount of which will be determined based on the contribution of the officer and the benefit to the Partnership of a transaction or development. In addition, the officers participate in the general partner’s operating subsidiary’s SEP-IRA Plan.

December 18, 2003

Rawles Fulgham

Frank M. Burke

Buford P. Berry

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of the Advisory Committee are currently Messrs. Berry, Burke and Fulgham. All determinations concerning executive compensation for the last fiscal year for our officers were made by the Advisory Committee. See “Certain Relationships and Related Transactions” below for certain information regarding relationships between us and entities with whom members of the Advisory Committee are affiliated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Buford P. Berry is of counsel to the law firm Thompson & Knight L.L.P., which firm serves as primary outside counsel to us.

In connection with the consummation of the combination completed on January 31, 2003 of Dorchester Hugoton, Ltd., Republic Royalty Company and Spinnaker Royalty Company, L.P., James E. Raley, Inc., a general partner of Dorchester Hugoton, received a $496,000 payment pursuant to a February 1998 severance policy which acted as an employee retention program. James E. Raley, Inc. also received a reimbursement for franchise and reorganization fees of $22,642. P.A. Peak, Inc., a general partner of Dorchester Hugoton, received a reimbursement of franchise and reorganization fees of $10,375. SAM Partners, Ltd., a member of the general partner of our general partner, received a reimbursement of reorganization fees of $18,251.

PERFORMANCE GRAPH

The following graph compares the performance of our common units with the performance of the NASDAQ Market Index and a peer group index from the first day of trading of our common units, February 3, 2003, through December 31, 2003. The graph assumes that at the beginning of the period, $100 was invested in each of (1) our common units, (2) the NASDAQ Index, and (3) our peer group, and that all distributions or dividends were reinvested. We do not believe than any published industry or line-of-business index accurately reflects our business. Accordingly, we have created a special peer group index consisting of companies whose royalty trust units are publicly traded on the New York Stock Exchange. Our peer group index includes the units of the following companies: Cross Timbers Royalty Trust, Mesa Royalty Trust, Sabine Royalty Trust, Permian Basin Royalty Trust, Hugoton Royalty Trust and the San Juan Basin Royalty Trust.

PARTNERSHIP GOVERNANCE

Our business and affairs are managed by and under the direction of the Board of Managers, which exercises all our corporate powers and establishes broad corporate policies. The Board of Managers currently consists of eight managers appointed by the five members of the general partner of our general partner. Beginning this year in connection with the 2004 Annual Meeting, the Board of Managers will consist of five managers appointed by the five members of the general partner of our general partner and three additional managers nominated by these members and elected annually by our limited partners. The elected managers, as a group, must meet the requirements of our Amended and Restated Agreement of Limited Partnership and the Securities and Exchange Commission and NASDAQ rules for members of an audit committee.

The eight current appointed managers are H.C. Allen, Jr., Buford P. Berry, Frank M. Burke, Rawles Fulgham, William Casey McManemin, Preston A. Peak, James E. Raley and Robert C. Vaughn.

Messrs. Allen, McManemin, Peak, Raley and Vaughn are the five managers appointed by the members of the general partner of our general partner and will hold office until the earlier of their death, resignation or removal from office. In the event of any vacancy on the Board of Managers left by an appointed manager, the member who holds the right to appoint the appointed manager will designate the replacement appointed manager, unless the member who otherwise holds the right to appoint the replacement appointed manager has lost his appointment right.

Messrs. Berry, Burke and Fulgham are the three managers previously appointed by the members of the general partner of our general partner that occupy the three manager spots up for election at the 2004 Annual Meeting. Mr. Burke will not stand for election to the Board of Managers at the 2004 Annual Meeting. Messrs. Berry, Fulgham and Russell are the three managers nominated by the members of the general partner of our general partner to stand for election to the Board of Managers at the 2004 Annual Meeting.

In the opinion of the Board of Managers, and as “independent” currently is defined by the NASDAQ rules, assuming the three nominated managers are elected by the limited partners at the 2004 Annual Meeting, a majority of the Board of Managers after the 2004 Annual Meeting are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. The Board of Managers has affirmatively determined that Messrs. Berry, Fulgham, Peak, Russell and Vaughn are independent. In addition to the NASDAQ “independent” rules, the Board of Managers has also affirmatively determined that Messrs. Berry, Fulgham, and Russell also satisfy the definition of “independent” prescribed by the Securities and Exchange Commission for members of an audit committee.

The Board of Managers held 13 meetings in fiscal 2003. Each manager attended at least 75% of the total number of meetings of the Board of Managers and of the committees of the Board of Managers on which such Manager served.

The Board of Managers strongly recommends each manager attend the annual meeting of our limited partners.

The Board of Managers has an Advisory Committee. The Advisory Committee functions as the audit committee and as a compensation committee. The Advisory Committee met 6 times during fiscal 2003.

The Board of Managers does not have a nominating committee or committee performing similar functions and has not adopted a resolution addressing the nominations process. This arrangement is appropriate as the nominations for all managers are made by the members of the general partner of our general partner. Messrs. McManemin, Raley, Allen, Vaughn and Peak all participate in the consideration of nominees for the Board of Managers in their capacities as officers and/or managers of the members of the general partner of our general partner. The Board of Managers has not adopted a resolution addressing the nominations process as the general partner of our general partner is legally required to provide its members with the ability to nominate managers.

The Board of Managers does provide a process for Unitholders to send communications to it. Unitholders may contact each member of the Board of Managers in writing at their respective business addresses. See “Security Ownership of Certain Beneficial Owners and Management.”

Our partnership adopted our Code of Business Conduct and Ethics on July 17, 2003. The Code of Business Conduct and Ethics applies to all officers, managers, advisors and employees of our partnership and its affiliates. Upon written request, we will provide any person, without charge, a copy of the Code of Business Conduct and Ethics. Written requests should be sent to Dorchester Minerals, L.P., Attn: Annual Report, 3738 Oak Lawn Avenue, Suite 300, Dallas, Texas 75201.

ADVISORY COMMITTEE

In their service as the audit committee, the members of the Advisory Committee assist the Board of Managers in fulfilling its oversight responsibilities relating to our financial statements and other financial information; compliance with applicable laws, regulations and our code of conduct; independence and qualifications of the independent auditor; management’s establishment of and adherence to a system of internal accounting and disclosure controls; and the performance of the internal audit function and independent auditors. The Advisory Committee is empowered to investigate any matter brought to its attention with full access to all our books, records, facilities and personnel and may retain outside counsel, auditors or other experts to assist it. Our Board of Managers has adopted a written charter for the Advisory Committee in its service as the audit committee specifying its purpose of overseeing the accounting and financial reporting processes, a copy of which is attached as Exhibit A. The charter is reviewed periodically to ensure that is meets all applicable legal and NASDAQ listing requirements. As interpreted in the Board of Managers’ business judgment, assuming the three nominated managers are elected by the limited partners at the 2004 Annual Meeting, each member of the audit committee is financially literate and Mr. Fulgham, in addition to other members of the Advisory Committee, possess accounting or related financial management expertise.

In their service as the compensation committee, the members of the Advisory Committee exercise the power of the Board of Managers in connection with all matters relating to compensation of executive officers.

REPORT OF THE AUDIT COMMITTEE

As members of the Audit Committee of the Board of Managers, we are responsible for helping to ensure the reliability of the Partnership’s financial statements. In keeping with this goal, the Board of Managers has adopted a written charter for the Audit Committee to follow. The Audit Committee evaluated and updated the charter’s adequacy in 2003 and was satisfied therewith.

Independence of Audit Committee Members.    All of the members of the Audit Committee are independent as defined by Rule 4200(a)(15) of the NASD Manual and the most recent interpretations of those standards.

Review and Discussions.    The Audit Committee has reviewed and discussed the Partnership’s audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380). Additionally, the Audit Committee has received the written disclosures and the letter from the independent accountants at Grant Thornton LLP, as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants their independence.

Recommendation to Include Audited Financial Statements in Annual Report.    Based on the Audit Committee’s discussions with management and the independent accountants, and its review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Managers include the audited consolidated financial statements in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

March 3, 2004

Rawles Fulgham

Frank M. Burke

Buford P. Berry

COMPENSATION OF DIRECTORS

The appointed managers receive no remuneration for serving on the Board of Managers, but members of the Advisory Committee receive an annual retainer fee of $30,000. In addition, members of the Advisory Committee receive $1,500 for each meeting of any special committees formed to address matters arising under the Business Opportunities Agreement. No such meetings to resolve a conflict were called in 2003.

AUDIT AND NON-AUDIT FEES OF ACCOUNTANTS

The following table sets forth the aggregate fees billed to us for fiscal year 2003 by Grant Thornton LLP, our independent auditors.

FISCAL 2003
AUDIT FEES	$79,335
AUDIT-RELATED FEES	15,429
TAX FEES	—
ALL OTHER FEES	—

The Audit-Related Fees paid in 2003 relate to the closing of the combination of Dorchester Hugoton, Republic Royalty Company and Spinnaker Royalty Company, L.P. into us and to consultations on accounting matters raised in connection with the audit.

The Advisory Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by our independent auditor. Part of this approval process includes making a determination on whether non-audit services are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Advisory Committee periodically monitors the services rendered and actual fees paid to the independent auditors to ensure such services are within the parameters approved.

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Managers has selected and appointed Grant Thornton LLP as independent auditors for the fiscal year ending December 31, 2004.

EXECUTIVE OFFICERS AND MEMBERS OF THE BOARD OF MANAGERS

William Casey McManemin, age 43, serves as Chief Executive Officer and as a manager of Dorchester Minerals Management GP LLC, and as Chief Executive Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals. In addition, he currently serves as Vice-President of the general partner of SAM Partners, Ltd., a limited partner of Dorchester Minerals Management LP and member of Dorchester Minerals Management GP LLC, and of Smith Allen Oil & Gas, Inc., a limited partner of Dorchester Minerals Management LP and member of the Dorchester Minerals Management GP LLC. Mr. McManemin has served in those capacities since 1993 and 1996, respectively. He co-founded SASI Minerals Company, Republic Royalty Company, Spinnaker Royalty Company, L.P. and CERES Resource Partners, LP with Mr. Allen in 1988, 1993, 1996 and 1998, respectively. He was previously associated with the firm of Huddleston & Co., Inc., a petroleum engineering firm, from 1984 to 1988. He received his Bachelor of Science degree in Petroleum Engineering from Texas A&M University in 1984 and has been a Registered Professional Engineer in Texas since 1988. Mr. McManemin currently serves on the board of directors of Dale Gas Partners, LP.

H.C. Allen, Jr., age 64, serves as Chief Financial Officer and as a manager of Dorchester Minerals Management GP LLC, and as Chief Financial Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals. In addition, he currently serves as Secretary of the general partner of SAM Partners, Ltd., a limited partner of Dorchester Minerals Management LP and member of Dorchester Minerals Management GP LLC, and of Smith Allen Oil & Gas, Inc., a limited partner of Dorchester Minerals Management LP and member of Dorchester Minerals Management GP LLC. Mr. Allen has served in those capacities since 1993 and 1996, respectively. He co-founded SASI Minerals Company, Republic Royalty Company, Spinnaker Royalty Company, L.P. and CERES Resource Partners, LP with Mr. McManemin in 1988, 1993, 1996 and 1998, respectively. He received his Bachelor of Business Administration degree from the University of Texas in 1962, his Master of Business Administration degree from the University of North Texas in 1963, and has been a Certified Public Accountant since 1964. Mr. Allen has been active in oil and gas investments, real estate development and agribusiness operations since 1969. Mr. Allen was previously associated with a predecessor firm to KPMG, LLP from 1964 to 1968.

James E. Raley, age 64, serves as Chief Operating Officer and as a manager of Dorchester Minerals Management GP LLC, and as Chief Operating Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals. In addition, he is the sole member of Yelar LLC, the general partner of Yelar Partners L.L.P., which is the successor to James E. Raley, Inc., which served as a general partner of Dorchester Hugoton since 1990 and is currently a limited partner of Dorchester Minerals Management LP and member of Dorchester Minerals Management GP LLC. Mr. Raley previously served as an independent consulting engineer and as a principal in Barnes & Click, Inc., consulting engineers, since 1984. Prior to 1984, Mr. Raley was President of Dorchester Gas Producing Company and Senior Vice President of Dorchester Gas Corporation. After receiving a Bachelor of Science degree in Mechanical Engineering from Texas Tech University in 1962, Mr. Raley was employed by Skelly Oil Company in various engineering positions. Mr. Raley has been a Registered Professional Engineer in Texas since 1969.

Preston A. Peak, age 81 serves as a manager of Dorchester Minerals Management GP LLC. Mr. Peak is a member of Peak GP LLC, the general partner of Preston A. Peak Limited Partnership, which is the successor to P.A. Peak, Inc., which served as a general partner of Dorchester Hugoton and is currently a limited partner of Dorchester Minerals Management LP and member of Dorchester Minerals Management GP LLC. Mr. Peak co-founded Dorchester Hugoton in 1982. He holds a Bachelor of Science degree from the U.S. Naval Academy and a Master of Business Administration degree from the Wharton School of the University of Pennsylvania. From 1954 until 1984 he served Dorchester Gas Corporation in various financial capacities, including Vice Chairman. Mr. Peak previously served on the boards of directors of each of Kaneb Services, Inc. and Kaneb Pipe Line Partners, L.P.

Robert C. Vaughn, age 48, serves as a manager of Dorchester Minerals Management GP LLC. Mr. Vaughn has served in various capacities with Vaughn Petroleum, Inc., and affiliated entities since 1979, including as President and Chief Executive Officer from 1986 until 1995, and since 1995 as chairman and chief executive officer. He co-founded Vaughn Brothers Oil Company in 1981, CM/Vaughn Joint Venture in 1986, Vaughn Petroleum 1989 Joint Venture in 1989, Republic Royalty Company in 1993 and Vaughn Petroleum Royalty Partners, Ltd. in 1994. Vaughn Petroleum, Inc. is the successor to entities formed by Grady H. Vaughn in the early 1900s and was a general partner of Republic Royalty Company and is the general partner of Vaughn Petroleum Royalty Partners, Ltd. He attended the Petroleum Land Management program at The University of Texas at Austin. He currently serves on the Board of Trustees of the Culver Educational Foundation and the Development Board of The University of Texas.

Frank M. Burke, age 64, has served as a manager and an Advisory Committee Member of Dorchester Minerals Management GP LLC since January 2003. He has served as Chairman, Chief Executive Officer and Managing General Partner of Burke, Mayborn Company Ltd, a private investment company located in Dallas Texas, since 1984. Prior to that, Mr. Burke was a partner in Peat, Marwick, Mitchell & Co. He is a member of the National Petroleum Council and also serves as a director of Arch Coal, Inc., Crosstex Energy, L.P., Crosstex Energy, Inc., Kaneb Pipe Line Partners, L.P., Xanser Corporation and Kaneb Services LLC. Mr. Burke received his Bachelor of Business Administration and Master of Business Administration from Texas Tech University and his Juris Doctor from Southern Methodist University. He is a certified public accountant and member of the State Bar of Texas.

ELECTION OF MANAGERS TO THE BOARD OF MANAGERS

WHO WILL BE APPOINTED TO THE ADVISORY COMMITTEE

(PROPOSAL NO. 1 ON THE PROXY CARD)

Unitholders are entitled to elect three managers to the Board of Managers who will also be appointed to serve on the Advisory Committee. Nominations for the election of these managers listed below were made by the members of the general partner of our general partner and approved by its Board of Managers. If elected, all nominees are expected to serve until the 2005 Annual Meeting of Limited Partners or until their successors are duly elected.

NOMINEES FOR ELECTION

Buford P. Berry, age 68, has served as a manager and an Advisory Committee Member of Dorchester Minerals Management GP LLC since February 2003. He is currently of counsel to Thompson & Knight L.L.P., a Texas based law firm. Mr. Berry has been an attorney with Thompson & Knight L.L.P., serving in various capacities since 1963, including as Managing Partner from 1986 to 1998. Mr. Berry previously served as Vice Chairman of the Advisory Board of the Institute for Energy Law of the Center for American and International Law (formerly Southwestern Legal Foundation). He is a past Chairman of the Natural Resources Committee of the Taxation Section of the American Bar Association and past Chairman of the Southwestern Legal Foundation Oil and Gas Tax Institute. From 1958 to 1960, Mr. Berry served as a Lieutenant in the United States Naval Reserve. He received his Bachelor of Business Administration degree in 1958 and his Bachelor of Laws Degree in 1963, both from the University of Texas.

Rawles Fulgham, age 76, has served as a manager and an Advisory Committee Member and of Dorchester Minerals Management GP LLC since February 2003. He served as a member of the Advisory Committee and the Audit Committee of Dorchester Hugoton from 1995 until January 2003. He also served as Chairman of the Board and Chief Executive Officer of Global Industrial Technologies, Inc. from July 1998 until January 2002. From 1982 until December 1998, Mr. Fulgham served as senior advisor of the Investment Banking Division of Merrill Lynch & Co. Prior to that, he was employed in various capacities by First National Bank in Dallas and its successor holding companies from 1954 until 1982. He was President and co-Chief Executive Officer of the First National Bank in Dallas, and subsequently, President of its successor holding companies. Mr. Fulgham has served on the boards of directors of BancTec, Inc., NCH Corporation, Dresser Industries, Inc. and as Chairman of the Board of Directors of the Children’s Medical Center of Dallas. In addition, Mr. Fulgham also served as a member of the Executive Committee of President Reagan’s Grace Commission. He received a Bachelor of Arts degree from the Virginia Military Institute, a Bachelor of Business Administration degree from Southern Methodist University and has also completed several graduate courses for a Masters of Business Administration. Mr. Fulgham served in the United States Marine Corps, attaining the rank of captain.

C. W. “Bill” Russell, age 62, is a nominee to serve as a member of the Board of Managers and an Advisory Committee Member of Dorchester Minerals Management GP LLC. Mr. Russell was employed by KPMG, LLP and predecessor firms from 1967 until his retirement in 1995. Elected as a partner in 1974, Mr. Russell concentrated in the field of energy taxation and served in various capacities at KPMG including as National Director, technical tax services – energy and chairman of the KPMG International Petroleum Group. He co-authored Income Taxation of Natural Resources, from 1986 to 2000. He currently performs tax services and related accounting functions for independent oil and gas producers and individuals. Mr. Russell is a graduate of the University of Texas at Arlington and is a certified public accountant.

THE BOARD OF MANAGERS RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE BOARD OF MANAGERS’ NOMINEES.

OTHER MATTERS

The Board of Managers does not intend to present any other matters at the 2004 Annual Meeting and knows of no other matters which will be presented. However, if any other matters come before the 2004 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.

By Order of the Board of Managers of Dorchester Minerals Management GP LLC,

/s/ WILLIAM CASEY MCMANEMIN

William Casey McManemin Chief Executive Officer

March 29, 2004

EXHIBIT A

CHARTER

AUDIT COMMITTEE OF THE BOARD OF MANAGERS

DORCHESTER MINERALS, L.P.

I.	Composition of the Audit Committee: The Audit Committee shall be comprised of at least three managers, each of whom shall not be an officer or employee of Dorchester Minerals, L.P. (the “Company”) or its subsidiaries and shall be independent and experienced (subject to certain exceptions) in accordance with the applicable membership requirements under the rules of the National Association of Securities Dealers, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”), as such requirements are interpreted by the Board of Managers in its business judgment. All members of the Audit Committee should be able to read and understand financial statements and at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication (including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities). Members of the Audit Committee shall receive no compensation other than payment for board or committee service. The Chairman of the Audit Committee shall be designated by the Board of Managers or, if no such designation is made, shall be selected by the majority vote of the Audit Committee.

II.	Purposes of the Audit Committee: The purposes of the Audit Committee are assisting the Board of Managers in fulfilling its oversight over:

1.	the integrity of the financial statements, internal accounting, financial controls, disclosure controls and financial reporting processes of the Company;

2.	the independent auditor’s qualifications and independence, who shall be directly accountable to the Board of Managers and the Audit Committee as the representatives of the Company’s limited partners;

3.	the Company’s compliance with legal and regulatory requirements; and

4.	the performance of the independent auditors and the company’s internal audit function (if applicable).

The Audit Committee will primarily fulfill the foregoing purposes by carrying out the duties enumerated in Article IV of this Charter.

III.	Meetings of the Audit Committee: In addition to such meetings of the Audit Committee as may be required to discuss the matters set forth in Article IV, the Audit Committee should meet separately at least quarterly with management, the internal auditor (if applicable) and the independent auditors; and as a Committee, to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.	Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

1.	with respect to the independent auditors,

1

(i)	to appoint, determine funding for, and oversee the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

(ii)	to require that the independent auditors prepare and deliver annually a formal written statement delineating all relationships between the independent auditors and the Company (“Statement as to Independence”) and the potential impact any such relationship may have on the independence of the independent auditors, and to take, or recommend that the Board of Managers take, appropriate action in response to the Statement as to Independence as necessary to oversee the independence of the independent auditors;

(iii)	to pre-approve all auditing services and permitted non-audit services;

(iv)	to discuss a formal written statement, received from the independent auditors annually, of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company’s annual financial statements for the most recent fiscal year and the discussions of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year; (ii) tax services for the most recent fiscal year, in the aggregate and by each service, and (iii) all other services rendered by the independent auditors for the most recent fiscal year, in the aggregate and by each service;

(v)	to consider the effect of the independent auditors’ provision of (a) tax services (b) other non-audit services to the Company on the independence of the auditors (it being understood that the Audit Committee will rely on the accuracy of the information provided by the independent auditors as to the services provided and the fees paid and will rely on the representations of management in connection with such consideration);

(vi)	to instruct the independent auditors that the independent auditors are ultimately responsible to, and shall report directly to, the Audit Committee; and

(vii)	at least annually, to receive a report by the independent auditors describing:

•	the firm’s internal quality-control procedures;

•	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried on by the firm, and any steps taken to deal with any such issues; and

•	all relationships between the independent auditors and the Company in order to assess the auditors’ independence.

(viii)	to assess the independent auditor’s qualifications, performance and independence, including the opinions of management and the internal auditor (if applicable). Audit firm rotation (including discussing industry qualifications of other major accounting firms) and lead partner rotation should also be discussed. The results of the process of the two preceding sentences should be reported to the Board of Managers.

2.	with respect to financial reporting processes, principles and policies and internal controls and procedures,

(i)	to advise management and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

•	to consider any reports or communications (and management’s responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in Statements on Auditing Standards 61, as may be modified or supplemented;

2

(ii)	to review and approve all related-party transactions of the Company;

(iii)	to discuss reports from the independent auditors on;

•	all critical accounting policies and practices to be used;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

•	other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;

(iv)	to meet with management and the independent auditors:

•	to discuss the scope of the annual audit;

•	to discuss the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q;

•	to discuss the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Annual Report on Form 10-K (or the Annual Report to Limited Partners if distributed prior to the filing of Form 10-K), including discussing their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant changes, and the clarity of disclosures in the financial statement;

•	to discuss the audited financial statements;

•	to discuss any significant matters, including any significant disagreements with management, arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the independent auditors, relating to the Company’s financial statements;

•	to discuss the form of opinion the independent auditors propose to render to the Board of Managers and limited partners;

•	to discuss significant changes to the Company’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditors or management;

•	to inquire about significant business risks and exposures, if any, and the steps taken to manage and monitor and minimize such risks;

•	to discuss with management and the independent auditors, at the conclusion of the annual audit, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternate assumptions, estimates or GAAP methods on the Company’s financial statements;

•	to receive reports at least quarterly from the independent auditors, and prior to the filing of its report with the Commission, on the matters referred to in item 2(iv) above; and

•	to regularly discuss with management and the independent auditors the adequacy and effectiveness of accounting and financial controls;

3

(v)	to discuss disclosures made to the Audit Committee by the Company’s CEO and CFO, during their certification process for the Form 10-K and Form 10-Q, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls;

(vi)	to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act and assurance that Section 10A(b) of the Exchange Act has not been implicated;

(vii)	to discuss with the Company’s outside counsel any significant legal matters that may have a material effect on the financial statements, the Company’s compliance policies, including material notices to or inquiries received from governmental agencies;

(viii)	to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

(ix)	discuss earnings, press releases, and financial information provided to analysts and rating agencies, at least generally, but not necessarily in advance of each release of information;

3.	with respect to reporting and recommendations,

(i)	to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Commission;

(ii)	to review this Charter at least annually and recommend any changes to the full Board of Managers; and

(iii)	to report its activities to the full Board of Managers on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate, including recommending to the Board of Managers whether the audited financial statements should be included in the Company’s Form 10-K;

(iv)	to evaluate the Audit Committee on an annual basis.

V.	Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for audits, discussions and other procedures and to retain independent counsel and other advisors as it determines necessary to carry out its duties. The Company shall provide the Audit Committee with appropriate funding for these purposes. The Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, and the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.

VI.	Limitation of Audit Committee’s Role: While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

4

DORCHESTER MINERALS, L.P.

2004 Annual Meeting of Limited Partners

Date:	May 5, 2004
Time:	10:00 a.m. Central Standard Time
Place:	The Dallas Petroleum Club 2200 Ross Avenue, 39th Floor Dallas, Texas 75201

P R O X Y	DETACH HERE PROXY DORCHESTER MINERALS, L.P. PROXY FOR 2004 ANNUAL MEETING OF LIMITED PARTNERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints each of William Casey McManemin and Preston A. Peak proxy and attorney in-fact with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned and to vote as specified on the reverse side all common units of Dorchester Minerals, L.P. which the undersigned is entitled to vote at the Annual Meeting of Limited Partners on May 5, 2004 or any adjournments or postponements thereof.

Please mark, sign, date and return this proxy card promptly in the enclosed envelope provided or vote telephonically.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL LISTED, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

DORCHESTER MINERALS, L.P.

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Telephone Call Toll-free 1-877-PRX-VOTE (1-877-779-8683)	(

If you vote over the telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark
votes as in
this example.

DORCHESTER MINERALS, L.P.

1. Election of (01) Buford P. Berry, (02) C.W. Russell, and (03) Rawles Fulgham as independent managers to the Board of Managers with subsequent appointment to the Advisory Committee.	2. The transaction of such other Business as may properly come before the meeting or any adjournments or postponements of the meeting.

FOR ALL NOMINEES LISTED	☐	☐	WITHHELD FROM ALL NOMINEES LISTED

☐	Please mark this box if an address change has been made below. ☐

For, except vote withheld from the following nominee(s).

Note: Please sign exactly as name appears to the left. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

Signature:_____________________________ Date:____________________	Signature:_____________________________ Date:____________________